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                                                                EXHIBIT 10.29g

                           [THE CIT GROUP LETTERHEAD]


December 16, 1996



Xircom, Inc.
Primary Rate Incorporated
2300 Corporate Center Drive
Thousand Oaks, CA 91320-1420
Attention: Steven F. DeGennaro, Vice President & CFO


RE: LOAN AND SECURITY AGREEMENT DATED NOVEMBER 8, 1995 AND ANY AND ALL AMENDMENTS THERETO ENTERED INTO BETWEEN XIRCOM, INC., PRIMARY RATE INCORPORATED (COLLECTIVELY "BORROWER") AND THE CIT GROUP/CREDIT FINANCE, INC. ("LENDER") (THE "AGREEMENT")


                                  AMENDMENT #3


Dear Steve:

In confirmation of our understanding, the above-captioned Agreement is hereby amended, effective immediately, as set forth below. To the extent of any inconsistencies between this letter-amendment and the Agreement, the terms and conditions set forth below shall govern. In all other respects the Agreement shall remain in full force and effect.

1. The Term of the Agreement as set forth in Section 9.1 is hereby extended. The Agreement shall now terminate on January 1, 1997 rather than on December 18, 1996.

2. In consideration for this accommodation, you agree to pay a fee of $6,250.00 which shall be charged to your loan account upon execution of this letter-amendment.

If the foregoing correctly sets forth our agreement please so acknowledge by
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December 16, 1996
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signing the original of this letter-amendment below and returning the same to the undersigned.


Very truly yours,

The CIT Group/
 Credit Financial, Inc.


Jean V. Grasso
Assistant Vice President



All of the foregoing is hereby approved and agreed to.

Xircom, Inc.                             Primary Rate Incorporated

By     [SIG]                               By   [SIG]
    -----------------------                  ---------------------
Title  CFO                               Title  CFO
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